UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 5, 2016, Medivation, Inc. (the “Company”) announced its financial results for the first quarter ended March 31, 2016. A copy of the Company’s press release announcing the first quarter financial results and corporate update is filed pursuant to Item 2.02 as Exhibit 99.1 hereto.

Item 8.01	Other Events.

On May 5, 2016, the Company issued a press release reiterating its rejection of Sanofi’s proposal to acquire all of the Company’s outstanding stock. A copy of the Company’s press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release announcing Medivation’s first quarter ended March 31, 2016, financial results and corporate update.

99.2	Press release titled “Medivation Reiterates Rejection of Sanofi’s Substantially Inadequate Proposal.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: May 5, 2016	By:	/s/ Jennifer Jarrett
Jennifer Jarrett
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing Medivation’s first quarter ended March 31, 2016, financial results and corporate update.

99.2	Press release titled “Medivation Reiterates Rejection of Sanofi’s Substantially Inadequate Proposal.”